VirtualScopics

Know more. Move faster.

VirtualScopics Know more. Move faster.
Quantitative Imaging for Clinical Trials

1

Annual Stockholders’ Meeting

May 28, 2009

2

Introductions and Opening Remarks

Robert Klimasewski, Chairman

Proxy Summons

Robert Klimasewski

Molly Henderson, Chief Business and Financial Officer

Adjourn

Business Overview

Jeff Markin, Chief Executive Officer

Molly Henderson

Q & A

Jeff Markin & Molly Henderson

Proxy Tally and Results

Robert Klimasewski

Closing Comments

Jeff Markin

Agenda

VirtualScopics
Quantitative Imaging for Clinical Trials

3

Introductions and Opening Remarks

Robert Klimasewski, Chairman

Proxy Summons

Robert Klimasewski

Molly Henderson, Chief Business and Financial Officer

Adjourn

Business Overview

Jeff Markin, Chief Executive Officer

Molly Henderson

Q & A

Jeff Markin & Molly Henderson

Proxy Tally and Results

Robert Klimasewski

Closing Comments

Jeff Markin

Agenda

VirtualScopics
Quantitative Imaging for Clinical Trials

4

Proposal 1

Election of Robert Klimasewski, Charles Phelps, Norman Mintz,
Terence Walts, Jeff Markin, Mostafa Analoui, Dan Kerpelman, &
Sidney Knafel to the Board of Directors

Proposal 2

To approve an amendment to our Certificate of Incorporation, if necessary, to effect a reverse stock split of our outstanding common stock in the range of 1:2 to 1:4, as determined by our
Board of Directors in its discretion at any time between the date of the Annual Meeting and May 28, 2010, without further approval from the stockholders

Proposal 3

To approve amendments to the 2006 Long-Term Incentive Plan,
including authorization of an additional 4,400,000 shares

Proposal 4

To approve a one-time stock option exchange program for eligible employees

Proxy Summons

VirtualScopics

Quantitative Imaging for Clinical Trials

5

Introductions and Opening Remarks

Robert Klimasewski, Chairman

Proxy Summons

Robert Klimasewski

Molly Henderson, Chief Business and Financial Officer

Adjourn

Business Overview

Jeff Markin, Chief Executive Officer

Molly Henderson

Q & A

Jeff Markin & Molly Henderson

Proxy Tally and Results

Robert Klimasewski

Closing Comments

Jeff Markin

Agenda

VirtualScopics
Quantitative Imaging for Clinical Trials

6

Introductions and Opening Remarks

Robert Klimasewski, Chairman

Proxy Summons

Robert Klimasewski

Molly Henderson, Chief Business and Financial Officer

Adjourn

Business Overview

Jeff Markin, Chief Executive Officer

Molly Henderson

Q & A

Jeff Markin & Molly Henderson

Proxy Tally and Results

Robert Klimasewski

Closing Comments

Jeff Markin

Agenda

VirtualScopics
Quantitative Imaging for Clinical Trials

7

Safe Harbor

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  Such forward-looking statements involve known and
unknown risks, uncertainties, and other factors, which may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements.  When used in this
presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements.
Without limiting the foregoing, the words “plan,” “intend,” “may,”
“will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or
“continue” or similar expressions or other variations or
comparable terminology are intended to identify such forward-
looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Except as required by law, the Company undertakes no obligation to update any forward-looking
statements, whether as a result of new information, future eve nts, or otherwise.

VirtualScopics
Quantitative Imaging for Clinical Trials

8

Presentation Overview

Company Overview

Recap of 2008 objectives and performance

Financial summary

Personalized medicine (diagnostic) market assessment

Question and answer session

VirtualScopics
Quantitative Imaging for Clinical Trials

9

Key Company Highlights

Integrated solution delivered as a series of services that
manage imaging trials from inception to FDA submission.

Highly automated quantitative analysis vs. conventional
qualitative radiologist driven analysis.

Very precise measurements that allow for trials to
proceed with a reduced number of subjects for shorter
periods of time vs. trials run with conventional analysis.

World class customer base, customers include 12 of the
15 leading pharmaceutical, biotechnology and medical
device companies

VirtualScopics

VirtualScopics is the premier provider of quantitative image-based solutions for clinical trials

VirtualScopics
Quantitative Imaging for Clinical Trials

Therapeutic Areas

Osteoarthritis

Oncology

Muscle Wasting

Cardiovascular

Central Nervous System

Rheumatoid Arthritis

Vascular Perfusion (DCE-MRI, DCE-CT)

Tumor Volume

Tumor Metabolism (FDG-PET)

Cell Proliferation (FLT-PET)

RECIST/WHO (Solid Tumor)

Cheson (Lymphoma)

Macdonald (Glioma)

Muscle Volume for thigh/calf

Intramuscular fat Volume for thigh/calf

Subcutaneous fat Volume for
thigh/calf

Brain, WM/GM Volume, brain parenchymal
fraction

MS Lesion Burden

Hippocampal Volume

Cartilage Morphology

Bone Morphology

BME, Fluid

Tissue Quality (T2, dGEMRIC)

Carotid Plaque Composition (MRI)

Carotid Plaque Volume (3D US)

Coronary Artery Plaque Volume (IVUS)

IMT (2D US)

Total Enhancing Tissue

Enhancing Synovium

Erosions

Bone Marrow Edema (BME)

VIRTUALSCOPICS
Quantitative Imaging for Clinical Trials

11

Specific Example - Oncology

Estimated 1.6 million new cases were diagnosed in 2008

NIH estimated the cost of cancer in 2008 to be $250
billion

Mortality rates have declined over the past several years
due to improved and targeted therapies

Estimated market for imaging related clinical trial services in 2012 ~ $500 million

VIRTUALSCOPICS
Quantitative Imaging for Clinical Trials

12

Structural Imaging in Oncology

Conventional Method -Traditional CT Image

Crude 2D line used to
characterize 3D object

New therapies work
from inside the tumor so
overall length may not
change

Additional measures
required to characterize
response and
progression of the
disease

VirtualScopics Know more. Move faster.
Quantitative Imaging for Clinical Trials

13

Structural Imaging in Oncology

VirtualScopics Patented Image & Data Analysis

3D measures required
to characterize 3D
objects

New therapies require
new techniques

Industry is demanding
high precision and
sensitivity to change

Tumor Label	Location	Volume	Necrotic Volume	Mean Density (HU)	Major Axis	Minor Axis	Cross Product	Surface Area
Tumor 1	Liver	130456	20256	1225	64	45	2880	2240
Tumor 2	Adrenal	205400	33500	1200	80	52	4160	3780
Tumor 3	L. Lung	38560	2200	1210	35	16	560	480
Tumor 4	R. Lung	33720	20345	715	29	23	667	565

VirtualScopics
Quantitative Imaging for Clinical Trials

14

Structural Imaging in Oncology

3D Measure

New Measure

Old measure computed automatically

Custom analysis designed specifically for the disease

Quantitative and precise

Opportunity to verify the mechanism of action of the compound

VirtualScopics
Quantitative Imaging for Clinical Trials

15

Customer Value

Reduced number of subjects

Higher precision = fewer patients

Fewer patients = lower trial costs

Accelerated time to market

Smaller trial sizes = quicker enrollment and faster results

Algorithm driven analysis yields results faster than radiologists driven analysis

Better information for Go-No Go decisions

Enhanced characterization of disease progression coupled with drug mechanism of action provides confidence in early decision making

Increased transaction speed allows for faster go and no go
decisions saving money and driving increased revenue

VirtualScopics
Quantitative Imaging for Clinical Trials

16

2008 Focus (Slide from 2008 Annual Meeting held in NYC
on 5/8/2008)

Operational Scale

Efficiency

Repeatability

Customer service/focus

New Customer Agreements

Replicable projects

Current and expanded customer base

Achievement of financial targets

Revenue growth

Operating cash flow breakeven

Progress towards plan to enter diagnostic market

VirtualScopics
Quantitative Imaging for Clinical Trials

17

Operational Scale

Ability to process and deliver to clients greater volumes of work while delivering increasing levels of efficiency

Gross profit margin = 50% delivered in Q4 2008 and Q1 2009

While meeting or exceeding customer requirements

On-time delivery at 92%

Global reach increasing

Continuous improvement critical to continuing to perform in the future

VirtualScopics
Quantitative Imaging for Clinical Trials

Imaging Site Locations and European Office

South America

North America

EMEA (Europe, Middle East,
& Africa)

Asia Pacific

UK

Netherlands

Spain

Poland

Hungary

Romania

Russia

Egypt

Finland

Ireland

Italy

France

Belgium

Israel

Serbia

Austria

Sweden

Denmark

Germany

South Africa

Croatia

Slovakia

VirtualScopics’ European Office

England – 2 Employees

Singapore

Hong Kong

Taiwan

India

Korea

Australia

New Zealand

USA

Canada

Mexico

Argentina

Brazil

Peru

Columbia

Chile

Venezuela

Plan
Do
Check
Act
PDCA

VirtualScopics
Quantitative Imaging for Clinical Trials

Continuous Improvement Cycle

1. Plan

Determine goals and
changes necessary  to
achieve them

3. Check

Evaluate the results in
terms of performance

2. Do

Implement the
changes

4. Act

a. If it worked,
institutionalize/
standardize the
change

b. If not on target,
implement
countermeasures

c. Continue the cycle

VirtualScopics
Quantitative Imaging for Clinical Trials

Continuous Improvement Methodology -
Lean Six Sigma

Uses time and the “relentless pursuit of waste elimination”
as competitive leverages

Seeks to make value flow throughout the entire process

Using least amount of resources (time, people, materials,
machines, energy, space)

Creates a culture of never-ending improvement at all
organization levels.

VirtualScopics
Quantitative Imaging for Clinical Trials

21

New Customer Agreements

Overall penetration of the industry as measured by:

Active projects up 46% in 2009 vs. 2008

Late phase (Phase II and III) dollar value of projects represent
~55% vs. 27% in 2008

Dollar balance of awarded and signed contracts – project
backlog is up 120% vs. 2008

Amount of projects in our sales pipeline that are pre-
award up 120% from 2008

We have met or exceeded all of our customer growth
objectives

VirtualScopics
Quantitative Imaging for Clinical Trials

22

2008 Focus (Slide from 2008 Annual Meeting held in NYC
on 5/8/2008)

Operational Scale

Efficiency

Repeatability

Customer service/focus

New Customer Agreements

Replicable projects

Current and expanded customer base

Achievement of financial targets

Revenue growth

Operating cash flow breakeven

Progress towards plan to enter diagnostic market

VirtualScopics
Quantitative Imaging for Clinical Trials

23

2008 Financial Results

Guidance

Actual

Revenues

$7 million

$7.1 million

Q4 gross margin

50%

50%

Q4 operating cash flow

Breakeven

Breakeven

Achievement of all financial targets in 2008

26% revenue growth over prior year

58% increase in yearly gross profit

40% reduction in operating loss

$1.5 million reduction in cash usage

Revenues by Quarter
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009

Gross Profit by Quarter
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009

VirtualScopics
Quantitative Imaging for Clinical Trials

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Revenues & Gross Profit – Quarterly
Trends

Steady quarterly increase in revenues and gross profit

Over the past 6 quarters – 50% increase in revenues, 120% increase in gross profit

90 active projects representing over 30 customers

Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
$100,000
$-
$(100,000)
$(200,000)
$(300,000)
$(400,000)
$(500,000)
$(600,000)
$(700,000)

➢

➢

VirtualScopics
Quantitative Imaging for Clinical Trials

25

Operating Cash Flow – Quarterly Trend

Greater than $600,000 reduction in quarterly cash outflow over the past 6 quarters

Q1 2009, first quarter in history to generate cash from operations

Awarded
Contracted
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2005
2006
2007
2008
Apr-09

➢

➢

VirtualScopics
Quantitative Imaging for Clinical Trials

26

Project Balance (Backlog)

  April 2009 – Project balance is $31,200,000, 120% increase over prior year

Total backlog increased 67% in 2008, 10x increase in 4 years

27

4 Years of Progress – A Tale of Two Companies

2004

Today

Revenues

$2.5 million/year

$2 million/quarter

Customers

12

33

Projects under
management

35 (26 through Pfizer)

90+

Largest customer %

83%

17%

Backlog

$3,000,000

$31,000,000

FDA compliant
environment (1-10 scale)

2

8.5

Employees

42

66

Corporate structure

Private entity

Publicly traded
(NASDAQ)

28

Personalized Medicine
(Diagnostic) Market

Assessment

VirtualScopics
Quantitative Imaging for Clinical Trials

29

Personalized Medicine Overview

Product/Service offering

Overview of market need/opportunity

Limitations in current standard of care

Value proposition/Customer profile

Competitive advantage

Market size

Regulatory requirements

Insurance/Payer reimbursement

Next steps

DCE-MRI for tumor functional vascularity

Proposed mechanism: Anti-angiogenesis
Dynamic contrast enhanced MRI (DCE-MRI) provides a measure of the functioning blood vessels in a tumor.

0.31

Baseline Day 2 Week 4 Week 8

DCE-MRI showed that a VEGF/PDGF Receptor Tyrosine Kinase Inhibitor successfully decreased the function of blood vessels in a tumor.

- confidence in mechanism
- smaller, faster early drug development program
- better decision making

© copyright by Pfizer, Inc. 2004

Presented at Int'l Soc. of Mag. Res. in Med.- Kyoto, Japan, 2004

VIRTUALSCOPICS
Quantitative Imaging for Clinical Trials

30

Description of Product/Service

VirtualScopics
Quantitative Imaging for Clinical Trials

31

Market Research

Recent focus group discussions with:

Radiologists

3 Oncologist groups

Excellus (Blue Cross)

Regulatory consultants

Reimbursement consultants

Online research into various aspects of the market

32

Overview of Market Need/Opportunity

Anti-angiogenic (AA) compounds

Prevent growth of new blood vessels that fuel the growth of
tumors

Most often used in conjunction with chemotherapy

8 AA compounds approved/on the market today

Commonly known compounds include: Avastin (Genentech),
Sutent (Pfizer), Herceptin (Genentech)

Typically used to treat late stage cancers

On average – only 30% of patients respond to these compounds

No reliable test exists today to identify 30% responders

VIRTUALSCOPICS
Quantitative Imaging for Clinical Trials

33

Overview of Market Opportunity (cont.)

U.S. National Cancer Institute estimates:

More than $4 billion has been invested in R&D for angiogenesis-
based medicines

Making this one of the most heavily funded areas of cancer research

Estimated 14 million cancer patients could benefit from AA drugs

Approved use in cancer indications include NSCLC, breast, and colorectal

Over 40 compounds being tested in clinical trials today for various types of types of cancer

VirtualScopics
Quantitative Imaging for Clinical Trials

34

Value Proposition/Customer Profile

Customer groups benefiting from service

Oncologists

Patients

Payer groups (HMOs, Medicare, etc.)

Pharmaceutical companies

Imaging equipment manufactures

VirtualScopics
Quantitative Imaging for Clinical Trials

35

Competitive Advantage

DCE-MRI procedures to assess blood flow have been
used for many years – Unreliably

VS offers highly reproducible and reliable measurements

Can be used consistently across equipment
manufacturers and imaging sites

Patented and patent-pending algorithms and systems
underlying the technology

Our system has been used by top pharma in over 40 AA
trials

VS highly regarded within the industry – seen as the
‘Industry Leader’

VirtualScopics
Quantitative Imaging for Clinical Trials

36

Market Size

U.S. market opportunity today

Based on the indications of cancer that AAs are currently
approved, our estimate of the market is $460 million

Variables included in estimate

New incidences of disease in 2008

Price point used equals our current pricing for service

Global market opportunity today

Early estimates range between $600 - $900 million

Standard MRI equipment necessary

VirtualScopics
Quantitative Imaging for Clinical Trials

37

Regulatory Aspects

FDA approval requirements

Medical device requirements

Class I, Class II, and Class III designations

Class II – 510k

Requires predicate device for claims and to prove effectiveness and safety

Class III – Pre-Market Approval (PMA)

Necessary if no predicate device is available

Requires significantly more information to prove safety, effectiveness and claims

VirtualScopics
Quantitative Imaging for Clinical Trials

38

Insurance/Payer Reimbursement

Payer reimbursement (HMO, Medicare, etc.)

Self pay market limited

CPT code typically required for reimbursement by Payers

Payer technology groups assess new technologies for possible reimbursement

Includes feedback from impacted parties (Oncologists, Radiologists, etc.)

Significant supporting documentation needed drawing strong
correlation to patient outcome

VirtualScopics
Quantitative Imaging for Clinical Trials

39

Next Steps

Two phased approach

Phase I

Hire regulatory consultant to assist with FDA approval process

Assist in the identification of predicate devices

Collection of data to demonstrate effectiveness and benefit

Complete and compile documentation regarding pre-production
design controls of software

Communication and submission to FDA

Develop compliance with GLP standards

Hire reimbursement consultants to assist with payer
reimbursement

Estimated <$500,000

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Quantitative Imaging for Clinical Trials

40

Next Steps (cont.)

Phase II:

Heavily reliant on results of Phase I

Collection of data to support strong correlation of response rates, if necessary

As determined based on results of Phase I

Develop go to market strategy

Explore partnership opportunities

Operational preparedness

Financial requirements

41

2008 Focus (Slide from 2008 Annual Meeting held in NYC
on 5/8/2008)

Operational Scale

Efficiency

Repeatability

Customer service/focus

New Customer Agreements

Replicable projects

Current and expanded customer base

Achievement of financial targets

Solid financial performance in 2008

26% increase in revenues

Cash flow breakeven

Operational efficiency mentality

Progress towards plan to enter diagnostic market

May 12, 2009 : VSCP 1.12 ^RUT 495.18
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VirtualScopics
Quantitative Imaging for Clinical Trials

42

Stock Price Performance – 6 months

130% increase in stock price since January 1, 2009

65% increase in daily trading volume

VirtualScopics
Quantitative Imaging for Clinical Trials

2009 Objectives

Early indicators in 2009

31% growth in 1st quarter revenues

85% reduction in operating loss

Operating cash flow generating

Full year guidance

Over 25% revenue growth anticipated ($9MM-$10MM)

Gross margins = 50%

Cash flow generating from operations

Operations

Continue to proactively deliver our clients services that raise the bar for our competitors and the industry at large

Personalized medicine

Detailed plan on regulatory and reimbursement attainment

Operational model and funding plan with implementation milestones defined

VirtualScopics
Quantitative Imaging for Clinical Trials

44

Introductions and Opening Remarks

Robert Klimasewski, Chairman

Proxy Summons

Robert Klimasewski

Molly Henderson, Chief Business and Financial Officer

Adjourn

Business Overview

Jeff Markin, Chief Executive Officer

Molly Henderson

Q & A

Jeff Markin & Molly Henderson

Proxy Tally and Results

Robert Klimasewski

Closing Comments

Jeff Markin

Agenda

VIRTUALSCOPICS
Quantitative Imaging for Clinical Trials

45

Introductions and Opening Remarks

Robert Klimasewski, Chairman

Proxy Summons

Robert Klimasewski

Molly Henderson, Chief Business and Financial Officer

Adjourn

Business Overview

Jeff Markin, Chief Executive Officer

Molly Henderson

Q & A

Jeff Markin & Molly Henderson

Proxy Tally and Results

Robert Klimasewski

Closing Comments

Jeff Markin

Agenda

VirtualScopics
Quantitative Imaging for Clinical Trials

46

Introductions and Opening Remarks

Robert Klimasewski, Chairman

Proxy Summons

Robert Klimasewski

Molly Henderson, Chief Business and Financial Officer

Adjourn

Business Overview

Jeff Markin, Chief Executive Officer

Molly Henderson

Q & A

Jeff Markin & Molly Henderson

Proxy Tally and Results

Robert Klimasewski

Closing Comments

Jeff Markin

Agenda